Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

REAI	Intelligent Real Estate ETF

Listed on The Nasdaq Stock Market, LLC

HAUS	Residential REIT ETF

Listed on Cboe BZX Exchange, Inc.

(each, a “Fund,” and together, the “Funds”)

May 11, 2026

Supplement to the Summary Prospectuses,

Statutory Prospectus, and Statement of Additional Information (the “SAI”)

each dated May 31, 2025, as supplemented

Effective immediately, Matt Appel, CFA, Portfolio Manager for Armada ETF Advisors LLC (d/b/a Armada ETFs) (the “Sub-Adviser”), the Funds’ sub-adviser, no longer serves as a portfolio manager to the Funds, and all references to Mr. Appel in the Summary Prospectuses, Prospectus and SAI are hereby deleted in their entirety.

Effective immediately, David Jartby, Portfolio Manager for the Sub-Adviser, has been added as a portfolio manager to the Funds. Michael Venuto and Charles A. Ragauss, CFA, each a portfolio manager of Tidal Investments LLC (the “Adviser”), the Funds’ investment adviser, will continue to serve as portfolio managers for the Funds.

Effective immediately, the following is added to the section titled “Management – Portfolio Managers” of each Summary Prospectus and on pages 7 and 15 of the Prospectus:

David Jartby, Portfolio Manager for the Sub-Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been a portfolio manager of the Fund since May 2026.

Effective immediately, the first and second paragraphs in the section titled “Management – Portfolio Managers” beginning on page 24 of the Prospectus, are deleted and replaced with the following:

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Intelligent Real Estate ETF and the Residential REIT ETF. Mr. Jartby is primarily responsible for the day-to-day management of the Funds and has served as a Portfolio Manager of the Funds since 2026. Mr. Venuto and Mr. Ragauss oversee trading and execution for the Funds and have served as Portfolio Managers since the Intelligent Real Estate ETF’s inception in 2023 and the Residential REIT ETF’s inception in 2022.

David Jartby, Portfolio Manager for the Sub-Adviser

David Jartby joined Inveniam Capital Partners, Inc. (“Inveniam”), the Sub-Adviser’s parent company, in January 2026 as an Investment Manager, and joined the Sub-Adviser in 2026 as Portfolio Manager. Mr. Jartby is an investment professional focused on public and private markets, investment structuring, and institutional capital formation. At Inveniam, he supports investment decision-making alongside the Chief Investment Officer and the Head of Product Structuring, focusing primarily on portfolio construction, investment evaluation, and the structuring of private market strategies across infrastructure, private credit, real estate, and asset-backed leasing. His work spans financial modelling, portfolio analytics, risk assessment, and the development of digitally native and traditional investment vehicles. He has been involved in the evaluation and structuring of institutional investment opportunities, including large-scale asset-backed platforms, private equity portfolios, and real asset investments for institutional investors.

Prior to Inveniam, Mr. Jartby was an Investment Associate at MEASA Partners, a sovereign wealth fund-backed investment platform in Abu Dhabi, where he contributed to the firm’s emerging markets public equity strategy and evaluated private market opportunities across infrastructure and capital markets. He has supported institutional investment processes involving sovereign wealth funds, family offices, and asset managers, and contributed to investment research and framework development for transition and sustainable investment strategies. Mr. Jartby holds a BSc in International Business and Politics from Stockholm Business School.

Effective immediately, the first sentence of the section titled “Portfolio Managers” on page 24 of the SAI is deleted in its entirety and replaced with the following disclosure:

The Funds are managed by David Jartby, Portfolio Manager for the Sub-Adviser, Michael Venuto, Chief Investment Officer for the Adviser, and Charles A. Ragauss, CFA, Portfolio Manager for the Adviser.

Effective immediately, the disclosure in the section titled “Portfolio Managers – Other Accounts” on page 25 of the SAI, is deleted and replaced in its entirety with the following:

Other Accounts. In addition to the Funds, the portfolio managers managed the following other accounts as of March 31, 2026 for Mr. Jartby and as of January 31, 2026 for Mr. Venuto and Mr. Ragauss:

David Jartby, Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Michael Venuto, Chief Investment Officer for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	61	$13,203.11	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	189	$133.38	0	$0

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	105	$25,235.16	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Effective immediately, the following sub-sections are hereby revised and replaced as follows in the section of the SAI titled “Portfolio Managers” on page 25 of the SAI:

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Beneficial ownership of Shares in the Funds is shown as a dollar range in the table below for Messrs. Venuto and Ragauss as of January 31, 2026, and for Mr. Jartby as of March 31, 2026.

	Intelligent Real Estate ETF	Residential REIT ETF
David Jartby	$0	$0
Michael Venuto	$0	$0
Charles A. Ragauss	$0	$0

Portfolio Manager Compensation. Mr. Jartby is compensated with a fixed salary and an equity interest in the entity that controls the Sub-Adviser and therefore may benefit indirectly from the revenue generated by the Sub-Advisory Agreement with the Adviser. Mr. Jartby’s compensation is not based on the performance of the Funds.

Each portfolio manager of the Adviser is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Funds’ Advisory Agreement with the Adviser.

Please retain this Supplement for future reference.

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